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                                                                EXHIBIT (23) - 1



Consent of Independent Auditors



We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-4 No. 333-00000) and related Prospectus of
The Banc Corporation for the registration of 2,164,921 shares of its common stock and to the use of our report dated March 31, 1999, with respect to the supplemental consolidated financial statements of The Banc Corporation included herein.

                                            /s/ Ernst & Young LLP

Birmingham, Alabama
April 27, 1999